SIXTH AMENDMENT and WAIVER dated as of

November 10, 2003, (this "Amendment") to the FIVE-YEAR CREDIT
AGREEMENT dated as of October 28, 1999, as amended through the date hereof (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CROMPTON
CORPORATION (formerly known as CK Witco Corporation) (the
"Company"); the Eligible Subsidiaries referred to therein; the BANKS referred to therein; JPMORGAN CHASE BANK (formerly known as THE CHASE
MANHATTAN BANK) ("JPMORGAN"), as Syndication Agent; CITICORP
USA, INC. (as successor to Citibank, N.A. in its capacity as Administrative
Agent), as Administrative Agent; and BANK OF AMERICA, N.A. and
DEUTSCHE BANK SECURITIES INC. (formerly known as DEUTSCHE
BANC ALEX. BROWN INC.), as Co-Documentation Agents.

                    WHEREAS, the Company, the Eligible Subsidiaries, the Banks, the Co-Documentation
Agents, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

                    WHEREAS, pursuant to the Credit Agreement, the Banks have made and agreed to make certain loans to the Borrowers; and

                    WHEREAS, the Company has requested, and the Banks whose signatures appear below, constituting the Required Banks, have agreed that certain provisions of the Credit Agreement be modified in the manner and subject to the conditions set forth herein;

                    NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

                    SECTION 2. Amendments to Article 1. (a) Section 1.01 of the Credit Agreement is
amended by adding the following defined terms in their appropriate alphabetical order:

                    "'Amendment No. 6 Effective Date' means the date on which Amendment No. 6 to this
Agreement became effective."

                     "'Permitted Investments' means:

                     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from
           S&P or from Moody's;

                     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                     (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

                     (e) money market funds that (i) comply with the criteria set forth in Securities and
           Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000."

                     (b) Section 1.01 of the Credit Agreement is amended by deleting the following defined terms: (i) "Collateral Release"; (ii) "Release Date"; and (iii) "Release Conditions".

                    SECTION 3. Amendment to Article 2. Section 2.11(f) of the Credit Agreement is
amended to read as follows:

                    "(f) In the event and on each occasion that the Company or any Subsidiary shall complete any Asset Sale, the Company shall (i) promptly deliver to the Administrative Agent a certificate executed by a Financial Officer of the Company describing the assets sold and setting forth the aggregate amount of Net Cash Proceeds received or to be received and the calculation thereof, and (ii) promptly following any receipt by the Company or any Subsidiary of Net Cash Proceeds with respect to such Asset
Sale, prepay Loans in an amount equal to the lesser of 100% of such Net Cash Proceeds and the aggregate principal amount of the Loans at the time outstanding."

                    SECTION 4. Amendments to Article 5. (a) Section 5.07(a) of the Credit Agreement is
amended to read as follows:

                     "(a) The Company will not permit the Leverage Ratio at any time during any period beginning on a date set forth below and ending on a date immediately preceding the date listed immediately below such beginning date (if any) to be in excess of the ratio set forth below opposite such initial date:
Date	Ratio

Amendment No. 6 Effective Date	4.25 to 1.00

July 1, 2004	3.50 to 1.00"

                     (b) Section 5.07(b) of the Credit Agreement is amended to read as follows:
                     "(b) The Company will not permit the Interest Coverage Ratio for any four-fiscal quarter period ending on or after any date set forth below and prior to the date listed immediately below such beginning date (if any) to be less than the ratio set forth below opposite such initial date:
Date	Ratio
Amendment No. 6 Effective Date	2.25 to 1.00

June 30, 2004	2.75 to 1.00

September 30, 2004	3.00 to 1.00"

                     (c) Section 5.08(h) of the Credit Agreement is amended by replacing "$50,000,000" with
"$25,000,000".

                     (d) The last paragraph of Section 5.08 of the Credit Agreement is amended to read as follows to eliminate references to the pledge of capital stock of Crompton B.V.:

                    "provided, however, neither the Company nor any Subsidiary shall create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it in connection with any amendment, extension, refinancing or replacement of any existing agreement for borrowed money without equally and ratably securing the Obligations on terms and under documentation satisfactory to the
Administrative Agent and the Syndication Agent."

                     (e) Article 5 of the Credit Agreement is amended by adding the following section at the end thereof:

                    "SECTION 5.19. Investments. The Company will not, and will not permit any
Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a
Wholly-Owned Consolidated Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in , any other Person (all the foregoing being collectively called "Investments"), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit, except:

                    (a) investments existing on the Amendment No. 6 Effective Date;

                    (b) Permitted Investments;

                    (c) investments and acquisitions in which consideration paid consists solely of the common stock of the Company;

                    (d) Guarantees under the Subsidiary Guarantee Agreement;

                    (e) Guarantees of obligations of third parties existing on the Amendment No. 6 Effective
           Date and set forth on Schedule 5.19;

                    (f) (i) investments by the Borrower and the Subsidiaries in Equity Interests in their respective subsidiaries; (ii) loans or advances made by the Borrower to Subsidiaries or by
           Subsidiaries to the Borrower or other Subsidiaries; and (iii) Guarantees by the Borrower of Debt
           of Subsidiaries;

                    (g) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                    (h) a Guarantee by Crompton International Corporation of indebtedness outstanding under the Crompton Indenture, to the extent required under such indenture by reason of the
           Guarantee by Crompton International Corporation under the Subsidiary Guarantee Agreement;
           and

                     (i) other investments, loans, advances and Guarantees in an aggregate amount existing at any time not greater than $[25,000,000]."

                    SECTION 5. Amendment to Article 6. Section 6.01(m) of the Credit Agreement is
amended by deleting the words "and prior to the Collateral Release".

                    SECTION 6. Amendment to Article 11. (a) Section 11.12 of the Credit Agreement is
amended by deleting paragraphs (b) and (c) thereof and redesignating paragraph (d) thereof as paragraph (b).

                    SECTION 7. Amendment of Exhibits. Exhibit K to the Credit Agreement is hereby amended by replacing the Schedule I thereof with the Schedule I attached hereto.

                    SECTION 8. Amendment of Schedules. The Credit Agreement is hereby amended by adding Schedule 5.19 attached hereto.

                    SECTION 9. Waiver. The Banks hereby waive any failure of the Company to comply with the provisions of Section 5.07 during the period ending on the date immediately preceding the
Amendment No. 6 Effective Date.

                    SECTION 10. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Company hereby represents and warrants that:

    The representations and warranties set forth in Article 4 of the Credit Agreement, as amended by this Amendment, are true and correct on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date;

                    (b) After giving effect to the amendments and waivers provided for in this Amendment, no Default or Event of Default has occurred and is continuing;

                    (c) This Amendment, when duly executed and delivered by the Company, shall constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms; and

                    (d) As of the date hereof, there are no Designated Subsidiaries other than Uniroyal
           Chemical Company, Inc. (d/b/a Crompton Manufacturing Company, Inc.) and Crompton

                    SECTION 11. Amendment Fee. The Company agrees to pay to the Administrative
Agent, for the account of each Bank that shall have executed and delivered to the Syndication Agent a counterpart of this Amendment prior to 5:00 p.m., New York City time, on November [10], 2003, a nonrefundable amendment fee equal to .15% of the aggregate amount of such Bank's Commitment, whether used or unused, on the date hereof, payable in immediately available funds.

                    SECTION 12. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment No. 6 Effective Date") on which each of the following conditions has been satisfied:

                    (a) The Syndication Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Required Banks, the Syndication
           Agent and each Subsidiary Guarantor.

                    (b) The Administrative Agent shall have received the amendment fees payable to the
           Banks under Section 11.

                     (c) The Administrative Agent and the Syndication Agent shall have received payment of all fees and expenses, included to the extent invoiced, reimbursement or payment of all out-of-

           pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under the Credit Agreement.

                    (d) The Administrative Agent shall have received a Supplement in the form of Annex 1 to the Subsidiary Guarantee Agreement, executed by Crompton International Corporation.

                    SECTION 13. Effect of Amendment. (a) On and after the Amendment No. 6 Effective
Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks under the Credit Agreement or any other Loan
Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which areratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of,

any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.
(b) Nothing herein will be deemed to reduce the obligations of any Subsidiary Guarantor under the Subsidiary Guarantee Agreement, which shall remain in full force and effect.

                    SECTION 14. Counterparts. This Amendment may be executed by one or more parties to this Amendment in any number of separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                    SECTION 15. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                    SECTION 16. Headings. Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.
SECTION 17. Expenses. The Company shall reimburse the Syndication Agent and the
Collateral Agent for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

                    IN WITNESS WHEREOF, the Company, the Subsidiary Guarantors, the Administrative
Agent and the undersigned Banks have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

CROMPTON CORPORATION

By

Name:
Title:

By

Name:
Title:

                                                Each of the Subsidiary Guarantors hereby acknowledges
                                                receipt of, and consents to the terms of, this Amendment.

                                                UNIROYAL CHEMICAL COMPANY, INC. (D/B/A

                                                CROMPTON MANUFACTURING COMPANY, INC.),

By

Name:
Title:

By

Name:
Title:

                                                CROMPTON INTERNATIONAL CORPORATION,

By

Name:
Title:

By

Name:
Title:

                                                CITICORP USA, INC., individually, as Administrative Agent
                                                and as Collateral Agent,

By

Name:
Title:

                                                JPMORGAN CHASE BANK (formerly known as THE
                                                CHASE MANHATTAN BANK), individually and or

                                                Syndication Agent,

By

Name:
Title:

Name:
Title:
270 Park Avenue
New York, NY 10017

                                                SIGNATURE PAGE TO THE CROMPTON
                                                CORPORATION SIXTH AMENDMENT AND WAIVER
                                                DATED AS OF NOVEMBER [10], 2003 TO THE FIVEYEAR
                                                CREDIT AGREEMENT DATED AS OF OCTOBER
                                                28, 1999, AS AMENDED THROUGH THE DATE HEREOF
Name of Institution:

By

Name:
Title: